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EXHIBIT 10.2
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                           PHONETEL TECHNOLOGIES, INC.

                         1999 MANAGEMENT INCENTIVE PLAN

1.       PURPOSE

         This Plan is intended to encourage the managers of PhoneTel Technologies, Inc. (the "Company") to think and act as owners and, as a result, to foster and promote the long term growth and performance of the Company and increase the market price of its Shares. To achieve this purpose, this Plan provides authority for the grant of stock and other performance-based incentives.

2.       DEFINITIONS

                  (1) "Affiliate and Associate" -- These terms have the meanings given to them in Rule 12b-2 under the Exchange Act.

                  (2) "Award" -- A grant of Stock Options, or other stock and performance-based incentives under this Plan.

                  (c) "Beneficial Owner"-- This term has the meaning given to it in Rule 13d-3 under the Exchange Act.

                  (d) "Board of Directors" -- The Board of Directors of the Company.

                  (e) "Change in Control" -- A "Change in Control" will be deemed to occur if at any time after the date of the adoption of this
         Plan:

                           (1) Any Person (other than the Company, any
                  subsidiary of the Company, any employee benefit plan or employee share ownership plan of the Company or any subsidiary of the Company, or any Person organized, appointed, or established by the Company or any subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 50% or more of the Shares then outstanding.

                           (2) At any time during a period of 24 consecutive
                  months, individuals who were Directors at the beginning of the period no longer constitute a majority of the members of the Board of Directors unless the election, or the nomination for election by the Company's shareholders, of each Director who was not a Director at the beginning of the period is approved by at least a majority of the Directors who are in office at the time of the election or nomination and were Directors at the beginning of the period.



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                           (3) The date that the shareholders of the Company
                  affirmatively vote to approve (A) a merger or consolidation of the Company with another corporation, partnership, business trust, real estate investment trust or other entity in which the Company is not the surviving or continuing entity or in which all or part of the outstanding Shares are to be converted into or exchanged for cash, securities, or other property, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) the dissolution of the Company.

                  (f) "Code" -- The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

                  (g) "Committee" -- The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the non-employee director standard set forth in Rule 16b-3 under the Exchange Act and the outside director requirement under Section 162(m) of the Code.

                  (h) "Covered Employee" -- An officer of the Company whose compensation is subject to the $1,000,000 limit on deductibility under
         Section 162(m) of the Code, or any provision that supersedes or replaces Section 162(m) of the Code, as amended from time to time.

                  (i) "Exchange Act" -- Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

                  (j) "Fair Market Value" of Shares -- The value of Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

                  (k) "Incentive Stock Option" -- A Stock Option that meets the requirements of Section 422 of the Code, or any provision that supersedes or replaces Section 422 of the Code, as amended from time to time.

                  (l) "Participant" -- Any person to whom an Award has been granted under this Plan.

                  (m) "Performance Goal" -- Such goal or goals for a Participant as the Committee may from time to time determine, and subject to shareholder approval as necessary to comply with Section 162(m) of the Code.

                  (n) "Restricted Stock" -- An Award of Shares that are subject to restrictions or risk of forfeiture.

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                  (o) "Rule 16b-3" -- Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

                  (p) "Shares" -- Shares of Common Stock, $0.01 par value, of the Company or any equity security or securities of the Company that are issued in substitution or exchange therefor in a recapitalization of the Company.


3.       ELIGIBILITY

         All employees of the Company or any of its Affiliates who, in the judgment of the Committee, have responsibilities that affect the performance of the Company and the market price of its Shares over the long term, are eligible for the grant of Awards.

4.       SHARES AVAILABLE UNDER PLAN; ADJUSTMENT

                  (1) NUMBER OF SHARES. The number of Shares that may be subject to Awards granted under this Plan is subject to the following limitations:

                           (1) The maximum number of Shares that may be subject
                  to Awards granted throughout the term of this Plan is 391,647.

                           (ii) The Committee shall determine, from time to time
                  the maximum number of Shares that may be issued upon exercise of Incentive Stock Options.

                  The assumption of awards granted by an organization acquired by the Company or any of its Affiliates, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Shares available for the grant of Awards under this Plan.

                  Shares subject to an Award that is forfeited, terminated, canceled, or surrendered without having been exercised (other than Shares subject to an Award that is surrendered in payment of the exercise price of a Stock Option) will again be available for grant under this plan, without reducing the number of Shares that may be subject to Awards or that are available for the grant of Awards in any fiscal year.

                  (2) NO FRACTIONAL SHARES. No fractional Shares will be distributed under this Plan; the Committee will determine the manner in which fractional Shares will be treated.

                  (3) ADJUSTMENT. In the event of any change in the Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, distribution to shareholders (other than normal cash dividends), or rights offering or similar sale of Shares for less than their Fair Market Value at the time of sale, the Committee will adjust the number and class of shares that may be issued under



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         this Plan, the number and class of shares subject to outstanding
         Awards, the exercise price applicable to outstanding Awards, and any value determinations applicable to outstanding Awards.

5.       ADMINISTRATION

                  (1) COMMITTEE. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to (i) select the eligible employees who will receive Awards, (ii) determine the number and types of Awards to be granted,
         (iii) determine the terms, conditions, vesting periods, and restrictions applicable to the Awards, (iv) prescribe the forms of any notices, agreements, or other instruments relating to the Awards, (v) grant the Awards, (vi) adopt, alter, and repeal administrative rules and practices governing this Plan, (vii) interpret the terms and provisions of this Plan and Awards granted under this Plan, and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.

                  (2) DELEGATION. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not (i) cause this Plan, or any Awards granted under this Plan, to fail to qualify for the exemption provided by Rule 16b-3 under the Exchange Act or (ii) result in a reduction in the amount of compensation associated with any Award that is deductible for federal income tax purposes under Section 162(m) of the Code.

                  (3) DECISIONS FINAL. All decisions by the Committee, and by any other person or persons to whom the Committee has delegated authority, will be final and binding on all persons.

6.       AWARDS

                  (1) GRANT OF AWARDS. The Committee will determine the type or types of Awards to be granted to each employee and the terms, conditions, vesting periods, and restrictions applicable to each Award, which terms shall be set forth in an Award Agreement to be in substantially the form attached hereto as Exhibit A. More than one Award may be granted to the same employee. Awards may be granted singly or in combination or tandem with other Awards. The Company may assume awards granted by an organization acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

                  (2) TYPES OF AWARDS. Awards may include, but are not limited to, the following:

                          (1) Stock Appreciation Right -- A right to receive a
                  payment, in cash or Shares, equal to the excess of (A) the Fair Market Value of a specified number of Shares on the date the right is exercised over (B) the Fair Market Value of the Shares



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                  on the date the right is granted, all as determined by the
                  Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.

                           (2) Stock Award -- An Award that is made in Shares,
                  Restricted Stock, or Stock Equivalent Units. The grant or vesting of any Stock Award made to a Covered Employee (other than Stock Equivalent Units representing deferred amounts under Section 7) must be contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant; the grant or vesting of any Stock Award made to a Participant other than a Covered Employee may, in the discretion of the Committee, be contingent upon the achievement of Performance Goals or other objectives established by the Committee.

                           (3) Stock Option -- A right to purchase a specified
                  number of Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option granted to a Covered Employee must be at least the Fair Market Value of the Shares on the date the Stock Option is granted, unless the grant or vesting of the Stock Option is contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant.

                           (4) Cash Award -- An Award denominated in cash. The
                  grant or vesting of any Cash Award made to a Covered Employee must be contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant. The grant or vesting of any Cash Award made to Participants other than Covered Employees may, in the discretion of the Committee, be contingent upon continued service or the achievement of Performance Goals or other objectives established by the Committee.

7.       DEFERRAL OF PAYMENT

         The Committee may, in its discretion, permit Participants to defer the payment of some or all of the Shares, cash, or other consideration subject to their Awards, as well as other compensation, in accordance with procedures established by the Committee to ensure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or in units valued by reference to the Fair Market Value of the Shares. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.


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8.       PAYMENT OF EXERCISE PRICE

         The exercise price of a Stock Option (other than an Incentive Stock Option) and any other Stock Award for which the Committee has established an exercise price, may be paid in cash, by the transfer of Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan, including loans by the Company.

         In the event shares of Restricted Stock are used to pay the exercise price of a Stock Option, a number of the Shares issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used to pay the exercise price will be subject to the same restrictions as the Restricted Stock.

9.       TAXES ASSOCIATED WITH AWARD

         Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Shares, or by a combination of these methods, but not by the surrender of all or part of an Award.

10.      TERMINATION OF EMPLOYMENT

         If the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee.

11.      TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

         The Committee may cancel any unexpired, unpaid, or deferred Award at any time if the Participant is not in compliance with all applicable provisions of this Plan or with the terms or conditions of the Award or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

                  (i) Renders services for an organization, or engages in a business that is, in the judgment of the Committee, in competition with the Company.



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                  (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company.

         The Committee may, in its discretion and as a condition to the exercise of Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and with the terms and conditions of the Award and has not engaged in any activities referred to in clauses (i) and (ii) above.

12.      CHANGE IN CONTROL

         (a) EFFECT ON AWARDS. In the event of a Change in Control of the Company, (i) all Stock Appreciation Rights and Stock Options then outstanding will become fully exercisable as of the date of the Change in Control, (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control, and (iii) all Cash Awards will be deemed to have been fully earned as of the date of the Change in Control.

         (b) SECTION 280G. Notwithstanding anything contained in this Plan to the contrary, to the extent that any acceleration of exercisability, satisfaction of restrictions or conditions, deemed earnings of an Award or acceleration of vesting of any payment, Award or distribution of any type to or for a Participant under the Plan, either in and of itself or when aggregated with any payment or distribution of any type to or for the Participant by the Company, any Affiliate of the Company, any person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company's assets (within the meaning of Section 280G of the Code and the regulations thereunder), or any Affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise (the "Total Payments") is or will be subject to the excise tax imposed under Section 4999 of the Code (the "Excise Tax"), then the Total Payments shall be reduced (but not below zero) if and to the extent that a reduction in the Total Payments will result in the Participant retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the Excise Tax), than if the Participant received the entire amount of such Total Payments. The Participant shall have the right to specify the order in which the Total Payments shall be reduced hereunder in order to effectuate the foregoing.

13.      AMENDMENT OR SUSPENSION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

                  (1) AMENDMENT OR SUSPENSION OF THIS PLAN. The Board of Directors may amend or suspend this Plan at any time; however, no amendment may be adopted without the consent of the Company's shareholders that would:

                  (i) increase the aggregate number of Shares that may be issued under this Plan;

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                  (ii)     modify the requirements affecting eligibility to
                           participate in this Plan; or

                  (iii) materially increase the benefits accruing to corporate insiders under this Plan.

         The preceding sentence is intended solely to satisfy the requirements of Code Section 422, and it is not intended to confer upon Participants any rights to have this Plan continued without amendment.

                  Shareholder approval for any such amendment will also be required only to the extent necessary (i) to preserve the deductibility of compensation associated with any Award for federal income tax purposes under Section 162(m) of the Code and (ii) to comply with any limitations upon amendments as may be imposed by an stock exchange on which the Shares are then traded.

              (2) AMENDMENT OF OUTSTANDING AWARDS. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

14.      NONASSIGNABILITY

         Unless otherwise determined by the Committee, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative.

15.      GOVERNING LAW

         The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Ohio.

16.      RIGHTS OF EMPLOYEES

         Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company's right to terminate any Participant's employment at will.

17.      TERMINATION DATE
         This Plan will continue in effect until December 31, 2009.



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                                    EXHIBIT A
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                           PHONETEL TECHNOLOGIES, INC.
                           ---------------------------

                                 AWARD AGREEMENT


Date of Grant: _____________________


         THIS AWARD AGREEMENT, dated as of the date of grant stated above (the "Date of Grant"), is delivered by PhoneTel Technologies, Inc., an Ohio corporation (the "Company"), to ______________________ (the "Grantee"), who is an employee of the Company. (This instrument is sometimes hereinafter referred to as this "Award" or this "Award Agreement".)

         WHEREAS, the Company has adopted PhoneTel Technologies, Inc. 1999 Management Incentive Plan (the "Plan") effective ____________, 1999;

         WHEREAS, the Plan provides, among other things, for the granting of stock options by the Compensation Committee of the Board of Directors of the Company (the "Committee") to certain employees of the Company. Options issued pursuant to the Plan entitle the holder thereof to purchase shares of common stock, $_____ par value, of the Company (the "Common Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of stock options under the Plan and has determined that it would be in the best interest of the Company to grant the stock options documented herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option (the "Option") to purchase up to ______________ shares of Common Stock at a price of ________________ per share (the "Option Price"). The "Date of Grant" shall mean the effective date of the grant under the Plan. The shares of Common Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

2. TERMINATION OF OPTION.

         (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of



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______ years from the Date of Grant (such period is sometimes hereinafter referred to as the "Option Term") or such earlier date as shall be provided in this Award Agreement or the Plan.

         (b) Upon the Grantee's ceasing for any reason to be employed by the Company (such occurrence being a "termination of the Grantee's employment"), this Option, to the extent not previously exercised, shall terminate upon and not be exercisable at any time after, the earlier of (i) the expiration of the Option Term, or (ii) the expiration of three (3) months after the termination of the Grantee's employment. Notwithstanding the foregoing, if the termination of the Grantee's employment is by reason of disability (for purposes of this Award Agreement, the Grantee shall be deemed to be disabled if he is "permanently and totally disabled" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) or death, this Option, to the extent not previously exercised, shall terminate upon and not be exercisable at any time after, the first anniversary of the date of the termination of the Grantee's employment by reason of disability or death. In no event, however, shall this Option be exercisable after the termination of the Option Term. For purposes of the Award Agreement, the determination of whether a termination of employment has been on account of disability shall be made by the Committee in its sole and absolute discretion.

         (c) In the event of the death of the Grantee, the Option may be exercised by the personal representative of the Grantee's estate or by the person or persons to whom the option is transferred pursuant to the Grantee's will or in accordance with the laws of descent and distribution. In no event, however, shall this Option be exercisable after the termination of the Option Term.

         (d) A transfer of the Grantee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

         (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall:

                  (i)      commit a fraud upon or embezzle from the Company,

                  (ii) commit a felony involving moral turpitude or be convicted for any other felony,

                  (iii) act recklessly or with malfeasance in a manner that would have the effect of materially harming the Company's relationships with its employees, customers or suppliers (provided, however, that acts undertaken in good faith and in the exercise of the Grantee's reasonable business judgment shall not be deemed to be within this clause (iii)), or

                  (iv) as determined by the Committee in its discretion, violate any confidentiality, non-competition or non-disparagement covenant to which he is subject (including, without



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                           limitation, any such covenant contained in his
                           employment agreement with the Company), THEN

any unexercised portion of the Option immediately shall terminate, be void and may not at any time thereafter be exercised.

3. EXERCISE OF OPTIONS.

         (a) The notice of exercise shall specify the number of Option Shares as to which the Option then is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier date shall have been mutually agreed upon.

         (b) The exercise price shall become immediately due upon exercise of the Option and shall be payable either in cash or by check made payable to the Company's order or by the delivery by the Grantee to the Company of shares of Common Stock that have been endorsed over to the Company having a Fair Market Value (as determined by the Committee in accordance with Section 5 hereof) on the date of delivery equal to the exercise price or by a combination of any of the foregoing.

         (c) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued shares or treasury shares, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver certificates for the Option Shares then being purchased shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Option Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (d) If the Grantee fails to pay for any of the Option Shares specified in the Grantee's notice of exercise or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

4. ADJUSTMENT OF AND CHANGES IN SHARES OF COMMON STOCK OF THE COMPANY.

         (a) In the event that at any time prior to the expiration of the Option Term each of the outstanding shares of Common Stock of the Company (except shares held by dissenting shareholders) shall be changed to or exchanged for a different number or kind of shares of Common Stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or otherwise, then for all purposes of this Option there shall be substituted for each share of Common Stock purchasable hereunder the number and kind of shares of Common Stock or other securities into which each such share shall be so changed, or for which each such share shall be so exchanged, and the Committee shall make such adjustment in the Option Price as the Committee, in its sole discretion, may determine is equitably required by such change or exchange, and such adjustment so made shall be effective and binding for all purposes under this Option Agreement.

         (b) In the event that the Company shall issue a stock dividend in shares of stock with respect to the shares of Common Stock of the Company, the number of shares then purchasable hereunder shall be adjusted by adding to each such share the number of shares which would have been distributed as a stock dividend thereon had such share been outstanding on the record date for payment of the stock dividend, and each such share together with said additional shares shall be purchasable at the Option Price as provided in this Award Agreement.



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         (c) In the event that there shall be any other change in the number or kind of outstanding shares of Common Stock or other securities of the Company, or of any shares of stock or other securities into which such shares shall have been changed or for which they shall have been exchanged, then the Committee shall make such adjustment in the number or kind of shares of Common Stock or other securities subject to purchase hereunder at the Option Price as provided in this Award Agreement, as the Committee, in its sole discretion, may determine is equitably required by such change, and such adjustment so made shall be effective and binding for all purposes under this Award Agreement.

         (d) Anything to the contrary in this Section 4 notwithstanding, the Grantee shall not be entitled to purchase a fraction of a share of Common Stock or of any other share of stock or other security under this Award Agreement.

5. FAIR MARKET VALUE.

         The Fair Market Value of a share of the Common Stock shall be determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse. The determination of the Committee shall be final and binding on all persons.

6. NO RIGHTS OF STOCKHOLDER.

         Neither the Grantee nor any personal representative shall be or shall have any of the rights and privileges of a stockholder of the Company with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of purchase of such shares.



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7. NON-TRANSFERABILITY OF OPTION.

         During the Grantee's lifetime, the Option shall be exercisable only by the Grantee or, in the event of the disability of the Grantee, by any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the Grantee's death, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Option automatically shall terminate and be null and void.

8. EMPLOYMENT NOT AFFECTED.

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company and acknowledged by the Grantee.

9. AMENDMENT.

         This Award Agreement may be amended by the Company only with the written consent of the Grantee.

10. NOTICE.

         Any notice to the Company provided for in this Award Agreement shall be addressed to it in care of its President at its executive offices at 1001 Lakeside Avenue, Seventh Floor, Cleveland, Ohio 44114, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

11. INCORPORATION OF PLAN BY REFERENCE.

         This Award has been granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and this Award Agreement shall in all respects be interpreted in accordance with the Plan. In furtherance of the foregoing, this Award Agreement shall be subject to all of the provisions of the Plan as from time to time in force, and in the event of any inconsistency between this Award Agreement and the Plan, the Plan shall control. Unless the context clearly requires otherwise, any capitalized term used in this Award Agreement, but not defined herein, shall have the meaning given to such term in the Plan.

12. MISCELLANEOUS.

         (a) Notwithstanding any contrary provision in any employment agreement or other agreement between the Company and the Grantee, all provisions in the Grantee's employment agreement or any other agreement with the Company dealing with performance units shall be null and void and of no force or effect.

         (b) The validity, construction, interpretation and effect of this Award Agreement shall exclusively be governed by and determined in accordance with the laws of the State of Ohio, except to the extent preempted by federal law, and to the extent so preempted, shall be governed by and determined in accordance with federal law.


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

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Award Agreement, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.



PHONETEL TECHNOLOGIES, INC.


By: ________________________________

Its: _______________________________





------------------------------------

                  Grantee



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

                                    EXHIBIT B

                   ANTICIPATED INCOME TAX TREATMENT OF AWARDS
                                  GRANTED UNDER
                         1999 MANAGEMENT INCENTIVE PLAN

Incentive Stock Options
-----------------------

         In general, an employee will not recognize taxable income at the time an Incentive Stock Option is granted or exercised. However, the excess of the Fair Market Value of the Shares acquired upon exercise of the Incentive Stock Option over the exercise price is potentially subject to the alternative minimum tax. Upon disposition of the Shares, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the exercise price, provided that (1) the employee has not disposed of the Shares within two years of the date of grant or within one year from the date of exercise and (2) the employee has been employed by the Company or one of its subsidiaries at all times from the date of grant until the date three months before the date of exercise (one year in the case of permanent disability). If the employee disposes of the Shares without satisfying both the holding period and employment requirements (a "Disqualifying Disposition"), the employee will recognize ordinary income at the time of the Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the Fair Market Value of the Shares on the date the Incentive Stock Option is exercised or the amount realized in the Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

         The Company is not entitled to a tax deduction either upon the exercise of an Incentive Stock Option or upon the disposition of the Shares acquired thereby, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

Non-Qualified Stock Options
---------------------------

         In general, an employee will not recognize taxable income at the time a stock option, that does not qualify as an Incentive Stock Option (a "Non-Qualified Stock Option"), is granted. An amount equal to the difference between the exercise price and the Fair Market Value, on the date of exercise, of the Shares acquired upon exercise of the Non-Qualified Stock Option will be included in the employee's ordinary income in the taxable year in which the Non-Qualified Stock Option is exercised. Upon disposition of the Shares acquired upon exercise of the Non-Qualified Stock Option, appreciation or depreciation after the date of exercise will be treated as either capital gain or capital loss.

         Generally, the Company will be entitled to a tax deduction in the amount of the ordinary income realized by the employee in the year the Non-Qualified Stock Option is exercised.

Stock Appreciation Rights
-------------------------

         The grant of Stock Appreciation Rights will have no immediate tax consequences to the Company or the employee receiving the grant. The amount received by the employee upon the exercise of the Stock Appreciation Rights will be included in the employee's ordinary income in the taxable year in which the Stock Appreciation Rights are exercised. The Company will be entitled to a deduction in the same amount in that year.

Restricted Stock
----------------


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

         Unless an employee makes an election under Section 83(b) of the Code, the employee will recognize no income, and the Company will be entitled to no deduction, at the time Restricted Stock is awarded to the employee. When the restrictions on Restricted Stock lapse or are otherwise removed, the employee will recognize compensation income equal to the excess of the Fair Market Value of the Restricted Stock on the date the restrictions lapse or are otherwise removed over the amount, if any, paid by the employee for the Restricted Stock, and the Company will be entitled to a deduction in the same amount if it satisfies applicable withholding requirements. Dividends paid on Restricted Stock during any restriction period will constitute income to the employee receiving the dividends, and the Company will be entitled to a deduction in the same amount. Upon disposition of Shares after the restrictions lapse or are otherwise removed, any gain or loss realized by an employee will be treated as short term or long term capital gain or loss depending upon the period of time between the disposition and the earlier lapse or removal of the restrictions on those Shares.

         If an employee files an election under Section 83(b) with the Internal Revenue Service within 30 days after the grant of Restricted Stock, the employee will, on the date of the grant, recognize compensation income equal to the excess of the Fair Market Value of the Shares on that date over the price paid for those Shares, and the Company will be entitled to a deduction in the same amount if it satisfies applicable withholding requirements.

         The Company believes that, under the terms of the Plan, any Award of Restricted Stock will constitute performance-based compensation and, as such, will not be subject to the $1 million limit under 162(m) of the Internal Revenue Code of 1986.

Stock Equivalent Units
----------------------

     The grant of Stock Equivalent Units will not have any immediate tax consequences to the employee receiving the Stock Equivalent Units or to the Company. In general, at the time the Company pays any amount to the employee with respect to the Stock Equivalent Units, the employee will recognize compensation income equal to the amount of that payment, and the Company will be entitled to a deduction in that amount.


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